UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 10, 2021

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)
New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083
(Address of principal executive offices) (Zip Code)

(908) 688-0888
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
This Current Report on Form 8-K/A (this “Current Report”) amends the Current Report on Form 8-K filed by Bed Bath & Beyond Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on May 14, 2021 (the “Original Report”) and is being filed in order to amend and supplement portions of the Company’s disclosure under Item 5.02 of the Original Report. In all other respects, the information set forth in the Original Report remains in force.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PSU Award Agreements. As previously disclosed, at a meeting held on May 10, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved a new form of award agreement for “performance stock units” (“PSUs”, and such award agreement, the “Form of PSU Award Agreement”) under the Company’s 2012 Incentive Compensation Plan, a form of which was filed as Exhibit 10.1 to the Original Report. At a meeting held on July 8, 2021, the Committee of the Company discussed an inadvertent drafting error in the PSU Award Agreement that was inconsistent with the Committee’s intention for treatment of the PSUs, and, accordingly, the Committee approved the correction of the PSU Award Agreement such that, upon qualifying terminations in connection with a change in control, the PSUs will vest in full, based on actual performance if determinable at the time of the termination and, if not determinable at the time of termination, at target. The corrected Form of PSU Award Agreement shall be used to reissue PSU award agreements to the NEOs and other participants who received annual grants of PSUs on May 10, 2021, and the terms of the reissued award agreements shall govern the applicable awards henceforth.

The foregoing description is qualified in its entirety by reference to the corrected Form of PSU Award Agreement, which is attached hereto as Exhibit 10.1.
Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Performance Stock Unit Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BED BATH & BEYOND INC.
(Registrant)

Date: July 16, 2021	By:	/s/ Gustavo Arnal
Gustavo Arnal
Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)